July 24, 2014 Exhibit 99.2 Visa Inc. Fiscal Third Quarter 2014 Financial Results

Fiscal Third Quarter 2014 Financial Results 2
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," "could," "should," "will," "will continue"
and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make about our revenue, client incentives, operating margin, earnings per share, free cash flow, tax rate and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made; (ii) are not statements of historical fact or guarantees of future performance; and (iii) are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify.  Therefore, actual results could differ materially and adversely from our forward-looking statements due to a variety of factors, including the following:
•the impact of laws, regulations and marketplace barriers, including:
•rules capping debit interchange reimbursement rates and expanding financial institutions’ and merchants’ choices among debit payment networks promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act;
•increased regulation in jurisdictions outside of the United States and in other product categories;
•increased government support of national payment networks outside the United States; and
•increased regulation on consumer privacy, data use and security;
•developments in litigation and government enforcement, including those affecting interchange reimbursement fees, antitrust and tax;
•new lawsuits, investigations or proceedings, or changes to our potential exposure in connection with pending lawsuits, investigations or proceedings;
•economic factors, such as:
•economic fragility in the Eurozone and in the United States;
•general economic, political and social conditions in mature and emerging markets globally;
•material changes in cross-border activity, foreign exchange controls and fluctuations in currency exchange rates; and
•material changes in our financial institution clients' performance compared to our estimates;
•industry developments, such as competitive pressure, rapid technological developments and disintermediation from our payments network;
•system developments, such as:
•disruption of our transaction processing systems or the inability to process transactions efficiently;
•account data breaches or increased fraudulent or other illegal activities involving Visa-branded cards or payment products; and
•failure to maintain systems interoperability with Visa Europe;
•costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
•the loss of organizational effectiveness or key employees;
•the failure to integrate acquisitions successfully or to effectively develop new products and businesses;
•natural disasters, terrorist attacks, military or political conflicts, and public health emergencies; and
various other factors, including those contained in our Annual Report on Form 10-K for the year ended September 30, 2013, and our other filings with the
U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Except as required by law, we do not intend to update or revise any forward–looking statements as a result of new information, future developments or otherwise.
Forward-Looking Statements

Fiscal Third Quarter 2014 Financial Results   3
Solid operating revenues of $3.2 billion, up 5% over prior year
Repurchased 5.6 million shares of class A common stock in
the open market at an average price of $207.13 per share,
using $1.2 billion of cash on hand
Continued positive secular trends and spending momentum
contributed to growth in key underlying business drivers
Quarterly net income of $1.4 billion and diluted earnings per share of $2.17, up 11% and 15%, respectively, over prior year
Solid Fiscal Third Quarter Results

Fiscal Third Quarter 2014 Financial Results     4
Quarter ended March
YOY Change
(constant)
12% 12% 11%
YOY Change
(nominal)
8% 8% 8%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated to reflect revised client submissions or other adjustments.
Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
INTL
394
INTL
417
INTL 102 INTL 115
U.S.
530
U.S.
575
U.S.
244
U.S.
269
U.S.
286
U.S.
305
1,026
638
388
1,108
687
421
Total Visa Inc.    Credit Debit
2013
2014
INTL
496
INTL
533
INTL = International
Payments Volume
US$ in billions, nominal, except percentages

Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
11%
11% 12%
YOY Change
(nominal)
9% 10% 9%
INTL
412
INTL
440
INTL 107 INTL 123
U.S.
571
U.S.
627
U.S.
270
U.S.
303
U.S.
300
U.S.
323
INTL
563
INTL
519
1,190
1,089
682
407
743
447
Total Visa Inc. Credit Debit
2013
2014
INTL = International
Fiscal Third Quarter 2014 Financial Results    5
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Quarter ended June

Quarter ended June
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Credit
37%
YOY
Change
10% 11%
Debit
63%
Credit
37%
2013
2014
22,348
24,543
14,972
16,662
Total Transactions
Processed Transactions
Debit
63%
Fiscal Third Quarter 2014 Financial Results 6

Fiscal Third Quarter 2014 Financial Results    7
Quarter ended March
Total Cards
in millions, except percentages
Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. From time to time, previously submitted card information may be updated to reflect revised client submissions or other adjustments.
Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
3% 8% 6%
2,128
801
1,327
2,261
822
1,438
Visa Inc.     Credit Debit
2013
2014

Revenue – Q3 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentages are calculated based on whole numbers, not the rounded numbers presented.
17% 83%
3,522
(521)
3,001
3,793
(638)
3,155
Fiscal 2013
Fiscal 2014
Gross Revenues Client
Incentives
Net Operating
Revenues
Gross Revenues
Fiscal 2014 % of
Fiscal Third Quarter 2014 Financial Results         8
22% 5%
YOY
Change
8%

Revenue Detail – Q3 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
11% 1%
9%
9%
Fiscal 2013
Fiscal 2014
1,298
1,417
1,191
1,321
854
860
179
195
Service Revenues
Data Processing
Revenues
International
Transaction Revenues
Other Revenues
Fiscal Third Quarter 2014 Financial Results 9

Operating Margin – Q3 2014
US$ in millions, except percentages
Fiscal 2013
Fiscal 2014
3,001
3,155
1,173
1,135
1,828
2,020
61%
64%
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Operating
Margin
Fiscal Third Quarter 2014 Financial Results 10
Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding.
Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
(3%)
11%
5%
3 ppts

Fiscal Third Quarter 2014 Financial Results 11
Operating Expense    Q3 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
9% (20%)
(6%) 17%
7%
(9%)
NM
Personnel Marketing Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Litigation
Provision
Fiscal 2013
Fiscal 2014
493
252
117
103
101
108
(1)
463
228
127
82
109
126
0

Fiscal Third Quarter 2014 Financial Results    12
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of $6.8 billion at the end of the fiscal third quarter
• Free cash flow of $1.9 billion for the fiscal third quarter
• Capital expenditures of $109 million during the fiscal third quarter

Fiscal Third Quarter 2014 Financial Results      13
Financial Metrics for Fiscal Year 2014
• Constant revenue growth in the 9-10% range
• Negative 2 ppts foreign currency impact
Annual net revenue growth
• Around 17%
Client incentives as % of
gross revenues
• Low to mid 60s
Annual operating margin
• 30 - 31% range Tax Rate
• 17.5- 18.5% range
Annual diluted class A
common stock earnings per
share growth
• About $5 billion Annual free cash flow

Appendix

Calculation of Free Cash Flow
US$ in millions
(1)  Reflects the return of takedown payments into the litigation escrow account in connection with the interchange multidistrict litigation.
(2) Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.
A-1 Fiscal Third Quarter 2014 Financial Results
Additions (+) /
Reductions (-) to Net
income
Net income (as reported) 1,360               4,365
Capital Assets + Depreciation and amortization 109                  323
- Capital expenditures (109)                 (326)
-                   (3)
Litigation + -                   1,056
-
-                   (1,056)
- Settlement payments -                   (1)
-                   (1)
Share-based Compensation + Share-based compensation 41                     130
Pension + Pension expense 4                        6
Taxes + Income tax provision 670                  1,809
- Income taxes paid (551)                 (1,943)
119                  (134)
Changes in Working Capital
(2)
+/- Changes in other working capital accounts 345                  (93)
Total Free Cash Flow 1,869               4,270
Three Months Ended
June 30, 2014
Nine Months Ended
June 30, 2014
Return of settlement payments into the litigation
escrow
(1)
(1)
Return of settlement payments